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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2003

RUSH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)
555 IH-35 South, Suite 500, New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant's telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.
None.
(b)	Pro Forma Financial Information.
None.
(c)	Exhibits
99.1 Press Release

Item 9. Regulation FD Disclosure.

        On April 22, 2003, Rush Enterprises, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

Item 12. Results of Operation and Financial Condition.

        On April 22, 2003, Rush Enterprises, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

        In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.
By:	/s/ MARTIN A. NAEGELIN, JR. Martin A. Naegelin, Jr. Senior Vice President and Chief Financial Officer

Dated April 22, 2003

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SIGNATURES